UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2024

Molecular Templates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9301 Amberglen Blvd, Suite 100

Austin, Texas 78729

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 869-1555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	MTEM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 25, 2024, Molecular Templates, Inc. (the “Company”) received a written notice (the “First Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with Nasdaq Listing Rules because the Company has not yet filed its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2024 (the “Delinquent Filing”). Specifically, Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission.

In accordance with the First Notice, the Company has until January 24, 2025 to submit a plan to regain compliance with respect to the Delinquent Filing (the “Plan”). If Nasdaq accepts the Plan, any exception granted by the Nasdaq staff to allow the Company to regain compliance, if granted, will be limited to a maximum of 180 calendar days from the due date of the Delinquent Filing, or May 19, 2025. If Nasdaq does not accept the Company’s Plan, the Company will have the opportunity to appeal that decision to a Hearings Panel. The Company has not yet determined whether or not it intends to appeal or submit a plan of compliance.

On November 25, 2024, the Company received another written notice (the “Second Notice;” together with the First Notice, the “Notices”.) from Nasdaq notifying the Company that, for the preceding 30 consecutive business days, the bid price of the Company’s common stock, par value $0.001 per share (the “Common Stock”), closed below the minimum $1.00 per share requirement for continued inclusion under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

In accordance with Nasdaq rules, the Company has been provided a 180-calendar day compliance period, or until May 26, 2025 (the “Compliance Date”), to regain compliance with the Minimum Bid Price Requirement. To regain compliance with the Minimum Bid Price Requirement, the closing bid price of the Common Stock must meet or exceed $1.00 per share for a minimum of ten consecutive business days during the 180-calendar day compliance period. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iii), if the price of the Common Stock is less than $0.10 during a compliance period, Nasdaq will issue a delisting determination for the Common Stock.

If the Company is not in compliance with the Minimum Bid Price Requirement by the Compliance Date, the Company may qualify for a second 180-calendar day compliance period. To qualify for this additional compliance period, the Company will be required to meet the continued listed requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the Minimum Bid Price Requirement, and must notify Nasdaq in writing of its intention to cure the deficiency during the second compliance period.

If the Company does not regain compliance with the Minimum Bid Price Requirement by the Compliance Date and is not eligible for an additional compliance period at that time, Nasdaq will provide written notification to the Company that its Common Stock will be subject to delisting. At that time, the Company may appeal the delisting determination to a Nasdaq Hearing Panel. There can be no assurance that the Company will regain compliance or otherwise maintain compliance with any of the other listing requirements. The Company has not yet determined whether or not it intends to appeal or to take any other action in response to the Second Notice.

The Notices have no immediate effect on the listing of the Company’s shares.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information disclosed in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On November 26, 2024, the Company convened its special meeting of stockholders (the “Special Meeting”) for the purpose of approving the dissolution of the Company and the Plan of Liquidation and Dissolution (the “Dissolution Proposal”). The Special Meeting was adjourned without any business being conducted in order to allow time to achieve a quorum and allow the Company’s stockholders additional time to vote on the Dissolution Proposal.

The adjourned Special Meeting is scheduled to reconvene on December 4, 2024 at 10:00 a.m., Eastern Time in a virtual format. Stockholders should visit https://web.viewproxy.com/mtem/2024 for information about accessing the reconvened meeting. The close of business on October 15, 2024 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Special Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Special Meeting. The Company encourages all of its stockholders to read the Proxy Statement, which is available free of charge on the SEC website at www.sec.gov.

During the period of adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. The Company encourages all stockholders who have not yet voted to do so promptly. As of October 15, 2024, the Company had 6,583,880 shares of Common Stock issued and outstanding.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the date of the Company’s reconvened special meeting of stockholders and the Company obtaining the requisite stockholder vote to approve the Dissolution Proposal, the Company’s ability to maintain the listing of its Common Stock on the Nasdaq Capital Market and whether the Company may make appeals, submit plans of compliance or take other such similar actions with respect to the Nasdaq listing. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include risks and uncertainties disclosed from time to time in the Company’s filings with the SEC, including those under the heading “Risk Factors” in the Company’s latest annual report on Form 10-K filed on March 29, 2024 (as amended on April 25, 2024) and in its subsequent reports. You are cautioned not to place undue reliance on forward-looking statements. All information herein speaks only as of the date hereof.

Additional Information and Where to Find It

In connection with the Special Meeting, the Company filed a definitive proxy statement (the “Proxy Statement”), with the U.S. Securities and Exchange Commission (the “SEC”) on October 28, 2024, which was mailed to the Company’s stockholders as of the record date for the special meeting of stockholders. STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MATTERS BEFORE THE STOCKHOLDERS AT THE SPECIAL MEETING. The Company’s stockholders may also obtain copies of the Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the Special Meeting, without charge, once available, at the SEC website at http://www.sec.gov or by directing a request to: Molecular Templates, Inc. at 9301 Amberglen Blvd, Suite 100, Austin, Texas 78729, Attention: Secretary.

Participants in the Solicitation

The Company and certain of its respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the Special Meeting. STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMPANY IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023, WHICH WAS FILED WITH THE SEC ON MARCH 29, 2024 (AS AMENDED ON APRIL 25, 2024). INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STOCKHOLDERS IN CONNECTION WITH THE SPECIAL MEETING AND OTHER MATTERS TO BE VOTED AT THE SPECIAL MEETING ARE SET FORTH IN THE DEFINITIVE PROXY STATEMENT FOR THE SPECIAL MEETING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Molecular Templates, Inc.

Dated: November 26, 2024

	By:	/s/ Eric E. Poma, Ph.D.
Name: Eric E. Poma, Ph.D.
Title: Chief Executive Officer

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